Exhibit 99.2

EXHIBIT A

SCHEDULE 13D JOINT FILING AGREEMENT

The undersigned and each other person executing this joint filing agreement (this “Agreement”) agree as follows:

The undersigned and each other person executing this Agreement are responsible for the timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of the undersigned or any other person executing this Agreement is responsible for the completeness or accuracy of the information statement concerning any other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same instrument.

* * * * * *

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date set forth opposite their name.

Date: February 21, 2003	SUN MACKIE, LLC

	By:	/s/ Marc J. Leder
Name: Marc J. Leder
Its: Co-CEO

Date: February 21, 2003	SUN CAPITAL PARTNERS II, LP

By: Sun Capital Advisors II, LP
Its: General Partner

By: Sun Capital Partners, LLC
Its: General Partner

	By:	/s/ Marc J. Leder
Name: Marc J. Leder
Its: Co-CEO

Date: February 21, 2003	SUN CAPITAL ADVISORS II, LP

By: Sun Capital Partners, LLC
Its: General Partner

	By:	/s/ Marc J. Leder
Name: Marc J. Leder
Its: Co-CEO

Date: February 21, 2003	SUN CAPITAL PARTNERS, LLC

	By:	/s/ Marc J. Leder
Name: Marc J. Leder
Its: Co-CEO

Date: February 21, 2003	SUN CAPITAL PARTNERS III, LP

By: Sun Capital Advisors III, LP
Its: General Partner

By: Sun Capital Partners III, LLC
Its: General Partner

	By:	/s/ Marc J. Leder
Name: Marc J. Leder
Its: Co-CEO

Date: February 21, 2003	SUN CAPITAL PARTNERS III QP, LP

By: Sun Capital Advisors III, LP
Its: General Partner

By: Sun Capital Partners III, LLC
Its: General Partner

	By:	/s/ Marc J. Leder
Name: Marc J. Leder
Its: Co-CEO

Date: February 21, 2003	SUN CAPITAL ADVISORS III, LP

By: Sun Capital Partners III, LLC
Its: General Partner

	By:	/s/ Marc J. Leder
Name: Marc J. Leder
Its: Co-CEO

Date: February 21, 2003	SUN CAPITAL PARTNERS III, LLC

	By:	/s/ Marc J. Leder
Name: Marc J. Leder
Its: Co-CEO

Date: February 21, 2003
/s/ Marc J. Leder
Marc J. Leder

Date: February 21, 2003
/s/ Rodger R. Krouse
Rodger R. Krouse